Exhibit 32
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
AND CHIEF FINANCIAL OFFICER PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of indie Semiconductor, Inc. (the "Company") on Form 10-K for the year ended December 31, 2024 as filed with the Securities and Exchange Commission (the "Report"), we, Donald McClymont, Chief Executive Officer of the Company, and Kanwardev Raja Singh Bal, Chief Financial Officer, EVP & Chief Accounting Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge: (1). The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2). The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Donald McClymont
Donald McClymont Chief Executive Officer

/s/ Kanwardev Raja Singh Bal
Kanwardev Raja Singh Bal Chief Financial Officer, Executive Vice President & Chief Accounting Officer (Principal Financial Officer and Principal Accounting Officer)

February 28, 2025